Leases and Other Commitments	12 Months Ended
Dec. 31, 2017
Leases And Other Commitments [Abstract]
Leases and Other Commitments
LEASES AND OTHER COMMITMENTS
The Company leases real property under operating agreements. Many of the leases contain renewal options and escalation clauses that require payments of additional rent to the extent of increases in the related operating costs.
At December 31, 2017, future minimum rental payments under noncancelable operating leases approximate the following:

(in thousands)
2018	$97,935
2019	88,298
2020	70,500
2021	56,693
2022	43,976
Thereafter	121,875
$479,277

Minimum payments have not been reduced by minimum sublease rentals of $78.0 million due in the future under noncancelable subleases.
Rent expense under operating leases, including a portion reported in discontinued operations, was approximately $81.1 million, $86.9 million and $102.6 million in 2017, 2016 and 2015, respectively. Sublease income was approximately $14.8 million, $14.3 million and $6.7 million in 2017, 2016 and 2015, respectively.
In connection with the sale of the KHE Campuses business, Kaplan is secondarily liable on a number of leases that were transferred to the buyer; the leases run through 2024 with commitments totaling approximately $33.5 million at December 31, 2017.
The Company’s broadcast subsidiaries are parties to certain agreements that commit them to purchase programming to be produced in future years. At December 31, 2017, such commitments amounted to approximately $21.7 million. If such programs are not produced, the Company’s commitment would expire without obligation.